UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2012

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Snunit Street	20100
Science Park, POB 455
Carmiel, Israel
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +972-4-988-9488

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 29, 2012, Protalix BioTherapeutics, Inc. issued a press release announcing that senior management will present at three upcoming conferences. Details regarding the conferences are as follows:

Jefferies 2012 Global Healthcare Conference
Presenter: Mr. Yossi Maimon, Chief Financial Officer

Corporate Presentation
Monday, June 4, 2012 at 1:30 PM EDT
New York, NY
A webcast of this presentation will be available at www.protalix.com on the event calendar page and a replay will be archived and available after the conference for 30 days.

2012 BIO International Convention
Presenter: Dr. David Aviezer, President and Chief Executive Officer

Session titled, “Neither Beast nor Bird: Addressing Biomanufacturing Challenges with New Expression Systems.”
Tuesday, June 19, 2012 at 10:00 AM EDT
Room 258B of the Boston Convention & Exhibition Center, MA

Corporate Presentation
Tuesday, June 19, 2012 at 3:45 PM EDT

Room 104A of the Boston Convention & Exhibition Center, MA

Wells Fargo Securities Research & Economics 2012 Healthcare Conference
Presenter: Dr. David Aviezer, President and Chief Executive Officer

Corporate Presentation

Wednesday, June 20, 2012 at 9:30 AM EDT
InterContinental Boston, Boston, MA
A webcast of this presentation will be available at www.protalix.com on the event calendar page and a replay will be archived and available after the conference for 30 days.

A copy of the press release is furnished as Exhibit 99.1.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated May 29, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: May 29, 2012	By:	/s/ David Aviezer
	Name:	David Aviezer, Ph.D.
	Title:	President and
Chief Executive Officer

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